CONVERTIBLE PROMISSORY NOTE


$720,000.00                                                      Tampa, Florida
                                                                 April 14, 2000

     FOR VALUE RECEIVED, TITAN HOSTING, INC., a Delaware corporation (the "Maker"), hereby promises to pay to the order of CITY-GUIDE ISP, INC., a Florida corporation, or other registered assigns (the "Holder"), at 412 East Madison Street, Suite 1000, Tampa, FL 33602, or at such other place as Holder may from time to time designate in writing, with grace as herein provided, the aggregate principal sum of Seven Hundred Twenty Thousand and 00/100 Dollars ($720,000.00), together with interest on the outstanding principal balance from time to time outstanding from the date hereof, in accordance with the following provisions:

     (a) This Note is provided in connection with the Holder's agreement to sell certain assets to Maker pursuant to a Purchase and Sale of Assets Agreement between Maker, Holder and others (Agreement hereafter).

     (b) Interest shall accrue on the outstanding principal balance of this Note from the date stated above until the date of payment at the lowest imputed rate for a note of this nature by the Internal Revenue Service will impute for an obligation of the nature of the obligation contained in this Note per annum; provided, however, that if any payment of principal or interest is not made when due as provided herein, interest shall accrue at the maximum contract rate of interest permitted by law until such payment is made.

     (c) Monthly payments of Thirty Thousand and no 00/100 Dollars ($30,000) including principal and interest at the above rate shall commence on May 14, 2000 and shall continue on the same day of each month thereafter until the entire principal balance and accrued interest have been paid in full.

     Payment of principal and interest under this Note shall be made by cash, check or wire transfer to the Holder at the address stated in this Note or at such other address, or to such bank account, as Holder has notified Maker in writing. All payments shall be made in lawful money of the United States of America.

     This Note is secured by a Security Agreement dated April 14, 2000, executed by the Maker and a Guaranty, dated April 14, 2000, executed by Mega Media Networks, Inc., a Delaware corporation.




      FLORIDA DOCUMENTARY STAMPS IN THE AMOUNT OF $2,625.00 HAVE BEEN PAID




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     Any payment of principal or interest  which is not made when due, as herein provided, shall bear interest at the maximum contract rate of interest permitted by law, until paid; and, in addition, the undersigned shall pay Holder a "late charge" in the amount of two and one-half percent (2 1/2%) of the amount of the delinquent payment, which shall be for the purpose of reimbursing the Holder for expenses incurred by reason of such late payment and which shall not exceed the expense so incurred.

     "Event of Default", wherever used in this Note, means any one of the following events:

     (1) failure to pay any installment due under this Note when such installment becomes due and payable and continuance of such failure for a period of ten (10) days after written notice to Maker;

     (2) The Maker shall commence (or take any action for the purpose of commencing) any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, moratorium or similar law or statute;

     (3) a proceeding shall be commenced against Maker under any bankruptcy, reorganization, arrangement, readjustment of debt, moratorium or similar law or statute and relief is ordered against it, or the proceeding is controverted but is not dismissed within sixty (60) days after the commencement thereof;

     (4) Maker consents to or suffers the appointment of a receiver, trustee or custodian for any substantial part of its assets that is not vacated within thirty (30) days; or

     (5)  An Event of Default as defined in the Security  Agreement or any other
          obligation   of  Maker  or  MegaMedia   Networks,   Inc.,  a  Delaware
          corporation to the Holder.

     If an Event of Default occurs, then and in every such case, the Holder may declare the entire unpaid principal balance of this Note, together with all accrued interest, to be due and payable immediately by a notice in writing to the Maker (except in the case of a default under paragraph 1 under "Event of Default" above, in which case no additional notice shall be required other than the notice specified in paragraph 1), and upon any such declaration such principal shall become immediately due and payable.

     In no event shall the amount of interest due or payments in the nature of interest payable hereunder exceed the maximum contract rate of interest allowed by applicable law, and in the event any such payment is paid by the Maker or received by the Holder, then such excess sum shall be credited as a payment of principal, unless the Maker shall notify the Holder, in writing, that the Maker elects to have such excess sum returned to it forthwith.

     This Note may be prepaid in whole or in part at any time without penalty.


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     All notices, demands, requests or other communications ("Notices") required or permitted to be given or made under this Note shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, to the address of the party to whom such Notices are to be given as stated in this Note or as subsequently designated in writing in accordance with the terms of this paragraph. All Notices shall be deemed to have been given on the date personally delivered or, if mailed, on the date received or three (3) business days after the date of mailing, whichever is earlier.

     Maker hereby agrees to pay all costs of Holder in enforcing Holder's rights hereunder, including without limitation, all reasonable attorneys' fees, costs and costs of appeal, and hourly fees of legal assistants working under the supervision of an attorney.

     This Note shall be governed by and construed in accordance with the laws of the State of Florida. No requirement of this Note may be waived at any time except by written instrument signed by the party against whom such waiver is sought to be enforced, nor shall any waiver be deemed a waiver of any subsequent breach or default. No failure to act or any delay by Holder in enforcing any of its rights under this Note shall constitute a waiver of its rights and remedies.

     The Maker, for itself, its successors and assigns, hereby (a) expressly waives presentment, demand for payment, notice of dishonor, protest, notice of non-payment or protest, and diligence in collection; (b) consents that the time of all payments or any part thereof may be extended, rearranged, renewed or postponed by the Holder hereof; (c) agrees that the Holder, in order to enforce payment of this Note, shall not be required first to institute any suit or to exhaust any of its remedies against the undersigned.

                              Conversion Provisions

     A. Subject to the other provisions of this Note, the holder of this Note is entitled, at its option, to convert at any time all or a portion of the then principal amount and accrued interest of this Note into shares of Common Stock of Mega Media Networks, Inc., a Delaware corporation (Mega Media hereafter) at a conversion price for each share of Common Stock (the "Conversion Price") equal to Three Dollars ($3.00) per share.

     B. Conversion shall be effectuated by surrendering the Note to Maker and/or Mega Media be with a conversion notice executed by the holder of the Note evidencing such Holder's intention to convert this Note or a specified portion (as above provided) hereof, and accompanied, if required by Mega Media, by proper assignment hereof in blank. No fraction of Shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder has delivered this Note with the conversion notice duly executed to Mega Media or, the date set forth in such facsimile delivery of the notice of conversion if the Note is received by Mega Media within three (3) business days there from. Certificates representing Common Stock upon conversion will be delivered within three (3) business days from receipt of the conversion notice. If less


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          than all of the outstanding  principal balance and accrued interest is converted, an amended note for the unconverted balance shall be exchanged for this Note.

     C. If the Company at any time pays to the holders of its common stock a dividend in common stock, the number of shares of common stock issuable upon the conversion of this Note shall be proportionally increased, effective at the close of business on the record date for determination of the holders of the common stock entitled to the dividend.

     If the Company at any time subdivides or combines in a larger or smaller number of shares its outstanding shares of common stock, then the number of shares of common stock issuable upon the conversion of this Note shall be proportionally increased in the case of a subdivision and decreased in the case of a combination, effective in either case at the close of business on the date that the subdivision or combination becomes effective.

     If the Company is recapitalized, consolidated with or merged into any other corporation, or sells or conveys to any other corporation all or substantially all of its property as an entity, provision shall be made as part of the terms of the recapitalization, consolidation, merger, sale, or conveyance so that the holder or holders of this Note may receive, in lieu of the common stock otherwise issuable to them upon conversion hereof, at the same conversion ratio, the same kind and amount of securities or assets as may be distributable upon the recapitalization, consolidation, merger, sale, or conveyance with respect to the common stock.

     D. The shares of stock of Mega Media subject to the conversion rights of Holder herein shall be subject to the registration rights contained in the Agreement.

     IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed as of the date set forth above.

                                           TITAN HOSTING, INC.,
                                           a Delaware corporation

                                   By:


                                   Print Name:________________________________


                                   Its:







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


     Mega Media Networks, Inc., a Delaware corporation is executing this Note for the purpose of agreeing to the Conversion Provisions.

                                                     MEGA MEDIA NETWORKS, INC.,
                                                     a Delaware corporation

                                   By:


                                   Print Name:


                                   Its:








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